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                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Form S-4 registration statement of our report dated May 18, 2000 included in Telxon Corporation's Form 10-K for the year ended March 31, 2000 and to all references to our Firm included in this registration statement.


/s/ Arthur Andersen LLP
-----------------------
Arthur Andersen LLP

Cleveland, Ohio,
August 17, 2000.